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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 12, 2007


                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


      MISSOURI                        0-20600                   43-1311101
   (State or other               (Commission File            (I.R.S. Employer
   jurisdiction of                    Number)                 Identification
    organization)                                                 Number)


    3101 MCKELVEY ROAD
    ST. LOUIS, MISSOURI                                           63044
    (Address of principal executive offices)                    (Zip Code)


                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

                  On April 12, 2007, Zoltek Companies, Inc. issued a press release reporting the results of post-trial motions in a pending lawsuit in federal court in St. Louis, Missouri. The text of the press release is attached hereto as Exhibit 99.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. See Exhibit Index
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 16, 2007

                                       ZOLTEK COMPANIES, INC.



                                       By    /s/ Kevin Schott
                                          ------------------------------------
                                           Kevin Schott
                                           Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number                              Description
------                              -----------

 99                         Press Release, dated April 12, 2007.








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